UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2022
Biohaven Pharmaceutical Holding Company Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)
(203) 404-0410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 28, 2022, Biohaven Pharmaceutical Holding Company Ltd. (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”). The Company’s shareholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 11, 2022, as supplemented by the additional definitive proxy materials filed with the SEC on April 15, 2022. As of the record date, there were 70,526,916 common shares outstanding and entitled to 70,526,916 votes and there were 1,871 Series A Preferred Shares outstanding and entitled to 1,871,000 votes. Of such shares representing a total of 72,397,916 votes as of the record date, shares representing a total of 64,170,499 votes, or 88.63% of the total votes outstanding, were present or represented by proxy at the Annual Meeting. At the Annual Meeting, each nominee for director was elected by a majority of shares present in person or represented by proxy, that were entitled to vote on the election of directors, were voted and did not abstain (Proposal 1). In addition, Company proposals regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2) and a non-binding resolution regarding approval of the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement (Proposal 3) were approved.

Set forth below are the results of the matters submitted for a vote of shareholders at the Annual Meeting.
Proposal No. 1: Election of Directors for a term expiring at the 2025 Annual Meeting of Shareholders. Only votes “For” or “Against” affected the outcome with respect to Proposals 1(a), 1(b) and 1(c), and abstentions had no effect. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Proposal No. 1(a): John W. Childs	39,500,491	21,117,821	13,866
	65.16%	34.83%
Proposal No. 1(b): Gregory H. Bailey	37,122,682	22,814,107	695,389
	61.93%	38.06%
Proposal No. 1(c): Kishan Mehta	55,494,028	5,125,612	12,538
	91.54%	8.45%
Broker Non-Votes: 3,538,321
All three nominees were elected.
Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2022. Votes “For” or “Against” affected the outcome with respect to Proposal 2, and abstentions were counted as a vote “Against” the proposal. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Ernst & Young LLP	64,144,409	14,189	11,901
	99.95%	0.02%	0.01%
Broker Non-Votes: 0
Proposal No. 2 was approved.
Proposal 3: To approve, by a non-binding vote, the compensation of the Company’s named executive officers, as set forth in the Company’s definitive proxy statement. Votes “For” or “Against” affected the outcome with respect to Proposal 3, and abstentions were counted as a vote “Against” the proposal. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Non-binding vote on the compensation of the Company’s named executive officers	48,967,653	11,637,106	27,419
	80.76%	19.19%	0.04%
Broker Non-Votes: 3,538,321
Proposal No. 3 was approved.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Exhibit Description
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 29, 2022

Biohaven Pharmaceutical Holding Company Ltd.

By:	/s/ Matthew Buten
Matthew Buten
Chief Financial Officer

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